Exhibit 99.1

BWAY HOLDING COMPANY ANNOUNCES OFFERING OF $200 MILLION

OF SENIOR NOTES

Atlanta, Georgia — June 2, 2010 — In anticipation of the previously announced proposed acquisition of BWAY Holding Company (the “Company”) by investment funds affiliated with Madison Dearborn Partners, LLC through a merger of Picasso Merger Sub, Inc. (“Merger Sub”) with and into the Company (the “Merger”), the Company announced today that Merger Sub intends to offer $200 million aggregate principal amount of senior notes due 2018 (the “Notes”). The obligations of Merger Sub under the Notes will be assumed by the Company by operation of law upon consummation of the Merger. The net proceeds from the offering of the Notes will be used to finance in part the consideration to be paid in the Merger, to refinance the Company’s existing indebtedness in connection with the Merger and to pay fees and expenses related to the Merger and the associated financings.

The Notes and the related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and, unless so registered, may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes and related guarantees in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking information within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including statements as to the Company’s expectations, beliefs and strategies regarding the future. You should not place undue reliance on these statements. These statements reflect management’s expectations, estimates, and assumptions based on information available at the time of the statement. Forward-looking statements include, but are not limited to, statements regarding the Company’s liquidity and its possible or assumed future results of operations, including descriptions of its business strategies. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors, including those set forth below, which may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements. Important factors that could cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements include, but are not limited to: (i) competitive risk from other container manufacturers or self-manufacture by customers; (ii) termination of the Company’s customer contracts; (iii) loss or reduction of business from key customers; (iv) dependence on key personnel; (v) changes in steel, resin or other raw material and energy costs or availability; (vi) product liability or product recall costs; (vii) lead pigment and lead paint litigation; (viii) increased consolidation in the Company’s end markets; (ix) consolidation of key suppliers; (x) decreased sales volume in the Company’s end markets; (xi) increased use of alternative packaging; (xii) product substitution; (xiii) labor unrest; (xiv) environmental, health and safety costs; (xv) management’s inability to evaluate and selectively pursue acquisitions; (xvi) fluctuation of the Company’s quarterly earnings; (xvii) current economic conditions: (xviii) the availability and cost of financing; (xix) an increase in interest rates; (xx) restrictions in the Company’s debt agreements; and (xxi) fluctuations in the Canadian dollar. The Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, or changes to future results over time.